Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Bernshteyn, Chief Executive Officer and President of Coupa Software Incorporated (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)The quarterly report on Form 10-Q for the Company for the quarter ended July 31, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 8, 2017	By:	/s/ Robert Bernshteyn
	Name:	Robert Bernshteyn
	Title:	Chief Executive Officer
and Chairman of the Board
(Principal Executive Officer)